Filed pursuant to Rule 497

File No. 333-200595

Maximum Offering of 69,000,000 Shares of Common Stock
Sierra Income Corporation
Common Stock

Supplement No. 7 dated January 26, 2018
to
Prospectus dated April 27, 2017

This Prospectus Supplement No. 7 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 27, 2017 (the “Prospectus”), Supplement No. 1 to the Prospectus dated May 26, 2017, Supplement No. 2 to the Prospectus dated June 15, 2017, Supplement No. 3 to the Prospectus dated July 13, 2017, Supplement No. 4 to the Prospectus dated September 8, 2017, Supplement No. 5 to the Prospectus dated November 22, 2017 and Supplement No. 6 to the Prospectus dated December 12, 2017.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

Distributions
On January 12, 2018, the Board of Directors declared a series of semi-monthly distributions for January, February and March 2018 in the amount of $0.02667 per share. These distributions represent an annualized yield of 7.85% based on the Company’s current offering price of $8.15 per share. Stockholders of record as of each respective semi-monthly record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Record Date	Payment Date	Amount Per Share
January 12 and 31, 2018	January 31, 2018	$0.02667
February 15 and 28, 2018	February 28, 2018	$0.02667
March 15 and 30, 2018	March 30, 2018	$0.02667

Decrease in Public Offering Price

On January 25, 2018, in accordance with the pricing policy set forth in the Prospectus, a committee of our board of directors determined that a reduction in the public offering price from $8.35 per share to $8.15 per share was warranted following a decline in our net asset value per share. This decrease will become effective with the weekly closing scheduled to occur on or about January 26, 2018, and will be first applied to subscriptions received from January 5, 2018 through January 25, 2018.

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